EXHIBIT 10.52

                         STOCK PURCHASE OPTION AGREEMENT


     THIS STOCK PURCHASE OPTION AGREEMENT (the "Agreement") is entered into this 24th day of April, 2003 ("Effective Date"), by and between EXCALIBUR LIMITED PARTNERSHIP ("Excalibur") and BH CAPITAL INVESTMENTS, L.P. ("BH Capital") (Excalibur and BH Capital are sometime hereinafter referred to individually as an "Optionor" and collectively as the "Optionors"), and GALAXY NUTRITIONAL FOODS, INC. ("Optionee").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Series A Preferred Stock and Warrants Purchase Agreement, dated as of April 6, 2001 (the "Purchase Agreement"), by and among Optionee and the Optionors, the Optionors purchased certain shares of the Optionee's Series A Convertible Preferred Stock, $.01 par value (the "Preferred Stock"); and

     WHEREAS, Excalibur and BH Capital are currently the record and beneficial owners of 25,945 shares and 31,439 shares, respectively, of the Preferred Stock (the "Option Shares"); and

     WHEREAS, Optionee wishes to obtain an option to purchase the Option Shares from Optionors and Optionors are willing to grant an option to purchase the Option Shares, all on the terms and conditions hereinafter set forth; and

     WHEREAS, pursuant to Section 6.13 of the Purchase Agreement, Optionee must hold a meeting of Optionee's stockholders (the "Stockholders Meeting") for the purposes described more particularly in the Purchase Agreement within ninety days of a request from Optionors; and

     WHEREAS, on November 7, 2002, Optionors requested that the Stockholders Meeting be held on or prior to February 5, 2003, which date was subsequently extended to March 31, 2003; and

     WHEREAS, Optionee wishes to obtain an extension of the date by which the Stockholders Meeting must be held until expiry of Option Period (as defined below), and Optionors are willing to grant such an extension under the terms and conditions hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

     1. Option. Optionors hereby grant an option (the "Option") to Optionee (which, for purposes of this Agreement other than Sections 5 and 6 hereof, shall be deemed to include any assignee(s) of the Option) to purchase the Option Shares for cancellation or immediate conversion, or so many of such Option Shares as Optionee determines, on the terms and conditions hereinafter set forth, which Option shall be exercisable by Optionee during the Option Period. As used herein, "Option Period" shall mean the period commencing on the date hereof and expiring at earlier of (a) 5:00 p.m. Orlando, Florida time on September 30, 2003 or (b) 5 business days after the date of the Stockholders Meeting called pursuant to proxy statement already filed with the SEC, provided that in the event the existing debt owed to (a) FINOVA Capital Corporation pursuant to that certain Security Agreement dated as of November 1, 1996, as amended, and (b) FINOVA Mezzanine Capital Inc. pursuant to that certain Loan Agreement dated as of September 30, 1999, as amended, has not been paid off or refinanced on or prior to July 15, 2003, the Option Period shall expire at 5:00 p.m. Orlando, Florida time on July 15, 2003. Notwithstanding the foregoing, subject to

Section 2 of this Agreement, Optionee acknowledges that the Option is subject to the rights of Optionors to exercise their rights convert the Option Shares in accordance with the terms and conditions applicable to the Preferred Stock.

     2. Exercise of Option. In order to exercise the Option or any part thereof, Optionee must deliver written notice (the "Exercise Notice") to Optionors prior to the expiration of the Option Period of Optionee's election to exercise the Option (or portion thereof), which notice shall state the number of Option Shares for which the Option is then being exercised (prorated to the relative holdings of Option Shares of each Optionor on the date of the Exercise Notice). Such Notice shall not be sent until the Optionee has immediately available funds to pay the Purchase Price. Such notice shall be accompanied by a copy of the Stock Purchase Agreement (the form of which is attached hereto as Exhibit A) executed by Optionee in connection with such exercise. Within two (2) business days after delivery to Optionors of the Exercise Notice and executed Stock Purchase Agreement in accordance with the preceding sentence of this paragraph, Optionors shall execute and deliver to Optionee counterparts of the Stock Purchase Agreement. Unless otherwise agreed to in writing by Optionee and Optionors, the closing of the purchase of the Option Shares for which the Option is then being exercised shall be consummated in accordance with the terms and conditions of the Stock Purchase Agreement on the third (3rd) business day after Optionee's receipt of the counterparts of the Stock Purchase Agreement. The parties acknowledge that the Option may be exercised in whole or in parts and until such time as the Option is exercised in full or the Option Period expires, the unexercised portion of the Option shall remain outstanding and in effect. The parties agree that upon the Optionors' execution of the Stock Purchase Agreement, Optionors shall have no right to convert or Transfer (as defined below) the Option Shares to which such Exercise Notice applies unless the Optionee defaults on such exercise. In such event, the Option Shares to which such Stock Purchase Agreement applied will no longer be subject to the Option.

     3. Assignment of Option. The Option and Optionee's rights in respect thereof may, upon written notice to Optionors, be assigned, in whole or in part, by Optionee in its sole discretion to one or more third parties provided that upon the exercise of the Option by an assignee such assignee must convert the Option Shares forthwith at terms no better than those available to Optionors.

     4. Transfer of Option Shares. During the Option Period, Optionors may redeem, sell, assign, transfer, exchange, gift, devise, pledge, hypothecate, encumber or otherwise alienate or dispose of (each, a "Transfer") any Option Shares now owned by such Optionor, or any right or interest therein, whether voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of Optionee provided that any such Transfer shall be subject to this Agreement and the rights of Optionee hereunder and any party to whom any Option Shares, or any interest therein, are Transferred (each, a "Transferee") must agree in writing to all terms of the Option and this
Agreement. Notwithstanding the foregoing, subject to Section 2 of this Agreement, Optionee acknowledges that the Option is subject to the rights of Optionors or any Transferee to exercise their rights convert the Option Shares in accordance with the terms and conditions applicable to the Preferred Stock.

     5. Meeting Date Extension. Optionors hereby agree to extend until expiry of Option Period by which, under the terms of the Purchase Agreement, Optionee must hold the Stockholders Meeting. In connection therewith, Optionors waive all requirements that Optionee hold the Stockholders Meeting prior to expiry of Option Period, and all penalties, rights and remedies that Optionors may have under the Purchase Agreement (including Section 6.13 thereof), the Optionee's Certificate of Incorporation, as amended, or otherwise, as a result of Optionee's failure to hold the Stockholders Meeting prior to such date.

     6. Consideration for Option and Meeting Date Extension.


     a. In consideration of Optionors' grant of the Option, Optionee agrees to issue to each Optionor warrants (the form of which is attached as Exhibit B hereto) to purchase a total of 250,000 shares of Optionee's common stock, $.01 par value. Optionee agrees to deliver warrants (the "New Warrants") to Optionors (exercisable for 250,000 shares of common stock by each Optionor) within two (2) business days after Optionee's receipt of a fully executed original of this Agreement. The parties acknowledge that warrants to purchase 100,000 shares of Optionee's common stock (the "Old Warrants") have already been delivered to each Optionor. Each Optionor agrees to redeliver the originals of the 100,000 warrants to Optionee for cancellation. Upon receipt of the New Warrants, each Optionor will promptly deliver to Optionee the Old Warrants marked cancelled. The Optionors agree that no additional warrants will be issued upon exercise of Option and that the issuance of the New Warrants shall be in lieu of any warrants, options or similar rights to which Optionors are entitled pursuant to the Purchase Agreement, Optionee's Certificate of Incorporation, or otherwise upon a redemption of the Option Stock.

     b. In consideration of Optionors' agreeing to Meeting Date Extension, the Optionee agrees to increase the purchase price payable for the purchase of any Option Shares under Section 1.2 of a Stock Purchase Agreement by an accretion computed at the rate of 2.5% per month starting from June 15, 2003 to the date on which such Option Shares are purchased. Upon issuance of New Warrants, the Optionors agree to waive such accretion to Purchase Price for period before June 15, 2003.

     7. Litigation and Attorneys' Fees. If it shall be necessary for any party to this Agreement to bring suit to enforce any provisions hereof or for damages on account of any breach of this Agreement, the prevailing party in such litigation and any appeals therefrom shall be entitled to recover from the other party, in addition to any damages or other relief granted as a result of such litigation, all costs and expenses of such litigation and their reasonable attorneys' and paralegals' fees.

     8. Time of Essence. Time is of the essence of this Agreement and in the performance of all conditions and covenants to be performed or satisfied by either party hereto. Waiver of performance or satisfaction of timely performance or satisfaction of any condition or covenant by one party shall not be deemed to be a waiver of the performance or satisfaction of any other condition or covenant unless specifically consented to in writing. Whenever a date specified herein shall fall on a Saturday, Sunday or legal holiday, the date shall be extended to the next succeeding business day.

     9. Counterparts. This Agreement may be executed in one or more duplicate counterparts in originals or by facsimile, each of which, taken together, shall upon execution by all parties be deemed to be a complete original.

     10. Notices. All notices and other communications under this Agreement to any party shall be in writing and shall be deemed given when delivered personally to that party, sent by facsimile transmission (with electronic confirmation) to that party at the facsimile number for that party set forth below, mailed by certified mail (postage prepaid and return receipt requested) to that party at the address for that party set forth below, or delivered by Federal Express or any similar express delivery service for delivery to that party at that address:

     (a)  If to Optionee:

          Galaxy Nutritional Foods, Inc.
          2441 Viscount Row
          Orlando, Florida 32809
          Phone:  (407) 855-5500; Fax: (407) 855-1099
          Attention:  Christopher New

     (b)  If to Optionors:

          Excalibur Limited Partnership
          33 Prince Arthur Avenue
          Toronto, Ontario, Canada M5R 1B2
          Phone: (416) 964 9077; Fax: (416) 964 8868
          Attention:  William Hechter

          And

          BH Capital Investments, L.P.
          175 Bloor Street East
          South Tower, 7th Floor
          Toronto, Ontario, Canada M4W 3R8
          Phone:  (416) 929 1626; Fax:  (416 929 5314
          Attention:  Henry Brachfeld

     Any party may change its facsimile number or address for notices under this Agreement at any time by giving the other parties notice of such change.

     11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

     12. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties and their respective successors, and assigns.

     13. Entire Agreement. This Agreement and the Stock Purchase Agreement constitutes the entire agreement, and supersedes all prior or contemporaneous discussions, negotiations, agreements and understandings (both written and oral) among the parties with respect to the subject matter hereof and thereof.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the date and year first above written.

                                        "OPTIONORS"

                                        EXCALIBUR LIMITED PARTNERSHIP

                                        By: Excalibur Capital Management, Inc.


                                        By: /s/ William Hechter
                                            ---------------------------
                                            William Hechter, President



                                        BH CAPITAL INVESTMENTS, L.P.

                                        By: BH and Co., Inc.


                                        By: /s/ Henry Brachfeld
                                            ---------------------------
                                            Henry Brachfeld, President



                                        "OPTIONEE"

                                        GALAXY NUTRITIONAL FOODS, INC.


                                        By: /s/ Christopher J. New
                                            ---------------------------
                                            Christopher New, Chief Executive
                                            Officer

                                    EXHIBIT A

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the ____ day of _____________, 2003, among ____________________ (the
"Purchaser")  located  at   _____________________________________,   BH  CAPITAL
INVESTMENTS, L.P., located at 175 Bloor Street East, South Tower, 7th Floor, Toronto, Ontario, Canada M4W 3R8 ("BH Capital"), and EXCALIBUR LIMITED PARTNERSHIP, located at 33 Prince Arthur Avenue, Toronto, Ontario, Canada M5R IB2 ("Excalibur"). BH Capital and Excalibur are hereinafter collectively referred to as the "Sellers."

                             PRELIMINARY STATEMENTS

     1. Each of BH Capital and Excalibur is the owner of shares of the Series A convertible preferred stock, par value $0.01 per share, of Galaxy Nutritional Foods, Inc., a Delaware corporation (the "Preferred Stock").

     2. Upon the terms and subject to the conditions set forth in this Agreement, BH Capital desires that the Purchaser purchase, and the Purchaser desires to purchase, shares of the Preferred Stock owned by BH Capital (the "BH Capital Shares").

     3. Upon the terms and subject to the conditions set forth in this Agreement, Excalibur desires that the Purchaser purchase, and the Purchaser desires to purchase, shares of the Preferred Stock owned by Excalibur (the "Excalibur Shares") The BH Capital Shares and the Excalibur Shares are hereinafter collectively referred to as the "Shares."

     NOW, THEREFORE, in consideration of the premises and the covenants and promises herein contained, the Purchaser and Sellers hereby agree as follows:

                                    ARTICLE I
                                    ---------

                               PURCHASE OF SHARES
                               ------------------

     SECTION 1.1. PURCHASE OF SHARES. Upon the terms and subject to the conditions set forth herein, Sellers hereby agree to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from Sellers, all of the Shares on the Closing Date (as defined in Section 1.3 hereof) for the purchase price set forth in Section 1.2 hereof. On the Closing Date, Sellers shall deliver or cause to be delivered to the Purchaser the certificates representing the Shares, accompanied by duly executed stock powers in favor of the Purchaser. The Purchaser agrees to cancel (if the Purchaser is Galaxy Nutritional Foods, Inc.) or convert all Shares forthwith at terms no favorable than those available to the Sellers.

     SECTION 1.2. PURCHASE PRICE. The purchase price for each Share shall be an amount per share equal to $50.589, plus accretion as specified in Section 7(b) of the Option Agreement plus all accrued dividends that are then unpaid for each Share. The purchase price shall be paid to the Sellers at Closing in cash by wire transfer of immediately available funds, or by certified check if available, and if not available then by cashiers check or official bank check

     SECTION 1.3. TIME AND PLACE OF CLOSING. The closing of the transaction contemplated by this Agreement (the "Closing") shall be consummated on __________ , 2003, or such other date agreed to in writing by the parties (the "Closing Date"). The Closing shall take place at the offices of Baker & Hostetler LLP, 200 S. Orange Ave., Suite 2300, Orlando, FL 32801, or at such other place as may be agreed upon in writing by the parties.

                                   ARTICLE II
                                   ----------

                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

     SECTION 2.1. BH CAPITAL. BH Capital hereby represents and warrants to the Purchaser, for the benefit of the Purchaser, that:

          (a) It has all the necessary power and authority to enter into and perform its obligations under this Agreement, and this Agreement constitutes a legal, valid and binding agreement of BH Capital, enforceable against BH Capital in accordance with its terms.

          (b) It owns beneficially and of record the BH Capital Shares and has the full and unrestricted right and power to sell, assign, transfer and deliver the same to the Purchaser in accordance with this Agreement, free and clear of all liens, security interests, encumbrances, pledges, charges, claims, rights, options, voting trusts and restrictions on transfer of any nature whatsoever.

     SECTION 2.2. EXCALIBUR. Excalibur hereby represents and warrants to the Purchaser, for the benefit of the Purchaser, that:

          (a) It has all the necessary power and authority to enter into and perform its obligations under this Agreement, and this Agreement constitutes a legal, valid and binding agreement of Excalibur, enforceable against Excalibur in accordance with its terms.

          (b) It owns beneficially and of record the Excalibur Shares and has the full and unrestricted right and power to sell, assign, transfer and deliver the same to the Purchaser in accordance with this Agreement, free and clear of all liens, security interests, encumbrances, pledges, charges, claims, rights, options, voting trusts and restrictions on transfer of any nature whatsoever.

                                   ARTICLE III
                                   -----------

                              CONDITIONS TO CLOSING
                              ---------------------

     SECTION 3.1. CONDITIONS TO CLOSING.

          (a) The obligation of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the occurrence of each of the following events contemporaneously with or prior to the Closing of the transaction contemplated by this Agreement:

               (i) Sellers shall have delivered or caused to be delivered to the Purchaser, the original stock certificates for the Shares referred to in Section
1.1 of this Agreement, accompanied by duly executed stock powers in accordance with said Section 1.1.

               (ii) Sellers shall have delivered such other documents or instruments required under this Agreement or as may be necessary or reasonably requested by the Purchaser to effectuate the purposes hereof and consummate the transactions contemplated hereby.

          (b) The obligations of each of the Sellers to consummate the transactions contemplated by this Agreement shall be subject to the Purchaser's delivery of the purchase price for the Shares pursuant to Section 1.2 of this Agreement and Purchaser converting all Shares forthwith at terms no better than those available to Sellers.

                                   ARTICLE IV
                                   ----------

                                    SURVIVAL
                                    --------

     SECTION 4.1 SURVIVAL. The representations, warranties and covenants made by each Seller and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation by either Seller of any of such representations, warranties or covenants, the Purchaser shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement and in law and equity, irrespective of any investigation made by or on behalf of the Purchaser on or prior to the Closing Date.

                                    ARTICLE V
                                    ---------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     SECTION 5.1. ENTIRE AGREEMENT. This Agreement (including the documents or portions of documents incorporated herein by reference) embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

     SECTION 5.2. BINDING EFFECT; ASSIGNMENT. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights of any party hereto may be assigned without the prior written consent of each other party.

     SECTION 5.3. AMENDMENT; WAIVER. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

     SECTION 5.4. OTHER DOCUMENTS; MISCELLANEOUS. The parties shall, in good faith, either before or after the Closing, execute such other instruments, assignments or documents as may be necessary or appropriate for the consummation of the transactions contemplated by this Agreement provided that no such additional instrument, assignment, or document shall increase or modify in material fashion the obligations of any party under this Agreement. Whenever the context requires, words used in the singular shall be construed to include the plural and vice versa. The Article and Section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

     SECTION 5.5. GOVERNING LAW. This Agreement shall in all respects be construed with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws.

     SECTION 5.6 NOTICES. All notices and other communications under this Agreement to any party shall be in writing and shall be deemed given when delivered personally to that party, sent by facsimile transmission (with electronic confirmation) to that party at the facsimile number for that party set forth below, mailed by certified mail (postage prepaid and return receipt requested) to that party at the address for that party set forth below, or delivered by Federal Express or any similar express delivery service for delivery to that party at that address:

     (a)  If to the Purchaser:

          _______________________

          _______________________

          _______________________

          Phone:  (___) ________; Fax: (___) __________
          Attention:

     (b)  If to Sellers:

          Excalibur Limited Partnership
          33 Prince Arthur Avenue
          Toronto, Ontario, Canada M5R 1B2
          Phone:  (416) 964 9077; Fax: (416) 964 8868
          Attention:  William Hechter

          And

          BH Capital Investments, L.P.
          175 Bloor Street East
          South Tower, 7th Floor
          Toronto, Ontario, Canada M4W 3R8
          Phone:  (416) 929 1626; Fax:  (416) 929 5314
          Attention:  Henry Brachfeld

          Any party may change its facsimile number or address for notices under this Agreement at any time by giving the other parties notice of such change.

     SECTION 5.7 LITIGATION AND ATTORNEYS' FEES. If it shall be necessary for any party to this Agreement to bring suit to enforce any provisions hereof or for damages on account of any breach of this Agreement, the prevailing party in such litigation and any appeals therefrom shall be entitled to recover from the other party, in addition to any damages or other relief granted as a result of such litigation, all costs and expenses of such litigation and their reasonable attorneys' and paralegals' fees.

     SECTION 5.8 PRELIMINARY STATEMENTS. The preliminary statements and preamble contained in this Agreement are hereby made a part of this Agreement.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                       "PURCHASER"

                                       ___________________________________

                                       By: _______________________________

                                       Name: _____________________________
                                       As its: ___________________________

                                       "BH CAPITAL"

                                       BH CAPITAL INVESTMENTS, L.P.

                                       By: HB and Co., Inc., its General Partner


                                       By: _______________________________
                                           Henry Brachfeld
                                           President


                                       "EXCALIBUR"

                                       EXCALIBUR LIMITED PARTNERSHIP

                                       By: Excalibur Capital Management, Inc.,
                                       its General Partner


                                       By: _______________________________
                                           William Hechter
                                           President

                                    EXHIBIT B

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGULATION S OF THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT, SUPPORTED IN EACH CASE (OTHER THAN PURSUANT TO A REGISTRATION STATEMENT) BY AN OPINION OF COUNSEL.


                             STOCK PURCHASE WARRANT

                  To Purchase 250,000 Shares of Common Stock of


                         GALAXY NUTRITIONAL FOODS, INC.

     THIS CERTIFIES that, for value received, ___________________________ (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on July 15, 2006 (the "Termination
Date"), but not thereafter, to subscribe for and purchase from Galaxy Nutritional Foods, Inc., a corporation incorporated in Delaware (the "Company"), two hundred and fifty thousand (250,000) shares (the "Warrant Shares") of Common Stock, $0.01 par value, of the Company (the "Common Stock"). The per share purchase price of the Warrant Shares (the "Exercise Price") shall be $2.00.

     1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise
Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. This Warrant may also be exercised in whole or in part by means of a "cashless exercise" by tendering this Warrant to the Company to receive a number of shares of Common Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and the total cash exercise price of that part of the Warrant being exercised. "Market Value" for this purpose shall be the closing price of the Common Stock as reported by Bloomberg L.P. on the date of such cashless exercise. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within four (4) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a the Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

     4.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

     5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. Further Assurances. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

     7. Transfer, Division and Combination.

          (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new

Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     8. No Rights as Stockholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11. Adjustments of Exercise Price and Number of Warrant Shares.

          (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and payment of the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to the Holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the

Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume in writing or by by operation of law the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     12. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     13. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     14. Registration. If at any time the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities the Company shall include in such Registration Statement all or any part of the Warrant Shares then outstanding, provided that in any event, the Company shall cause the Warrant Shares to be registered for resale no later than December 31, 2003.

     15. Notice of Corporate Action. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or Other Property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

     16. Authorized Shares.

          (a) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

          (b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          (c) Upon the request of the the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

          (d) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

          (e) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     17. Miscellaneous.

          (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in that certain Series A Preferred Stock and Warrants Purchase Agreement effective as of April 6, 2001 among the Company, Excalibur Limited Partnership and BH Capital Investments, L.P. (the "Purchase Agreement")

          (b) Restrictions. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (f) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          (h) Indemnification. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, reasonable attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the Holder's bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

          (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (k)  Headings.   The  headings  used  in  this  Warrant  are  for  the
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be executed by its officer thereunto duly authorized.

Dated:  April __, 2003

                                        GALAXY NUTRITIONAL FOODS, INC.


                                        By: _____________________________
                                        Name: ___________________________
                                        Title: __________________________

NOTICE OF EXERCISE

To: [Transfer Agent]

          (1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of Galaxy Nutritional Foods, Inc. (the "Company") pursuant to the terms of the attached Warrant, and (check one:) [ ] tenders herewith payment of the exercise price in full OR [ ] tenders the Warrant for cashless exercise, together with all applicable transfer taxes, if any.

          (2) Calculation of cashless exercise value, if applicable:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


          (3) The undersigned hereby restates and confirms the continued accuracy of the investment representations made by the Investors under Article III of the Series A Preferred Stock and Warrants Purchase Agreement dated effective April 6, 2001 by and between the Company and the Investors signatory thereto, as applicable to the undersigned on the date hereof.

          (4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                          _______________________________
                                          (Name)

                                          _______________________________
                                          (Address)

                                          _______________________________


Dated: _____________________, _____


                                         _______________________________________
                                                      Signature

                                    EXHIBIT A

ASSIGNMENT FORM

             (To assign the foregoing Warrant, execute this form and
              supply required information. Do not use this form to
                             exercise the Warrant.)

          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________

_______________________________________________________________

                                                 Dated:  ______________, _______


                              Holder's Signature:  _____________________________

                              Holder's Address:    _____________________________

                                                   _____________________________


Signature Guaranteed:  ___________________________________________


Any assignee receiving this Warrant in a non-public resale transaction must be an accredited investor as that term is defined under the Securities act of 1933, as amended, and the rules and regulations promulgated thereunder.

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.